Series Number: 1
For period ending 5/31/14

48)	Investor, A, C & R
First $1 billion 1.500%
Next $1 billion 1.200%
Next $2 billion 1.100%
Over $4 billion 1.050%

Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
Next $2 billion 0.900%
Over $4 billion 0.850%

R6
First $1 billion 1.150%
Next $1 billion 0.850%
Next $2 billion 0.750%
Over $4 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      21,534
Institutional Class                                           3,156
2. Dividends for a second class of open-end company shares
A Class                                           3,097
C Class                                           18
R Class                                           18
R6 Class                                           93

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1962
Institutional Class                                           $0.2288
2. Dividends for a second class of open-end company shares
A Class                                           $0.1554
C Class                                           $0.0329
R Class                                           $0.1146
R6 Class                                           $0.2533

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      112,236
Institutional Class                                           15,875
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           22,023
C Class                                           752
R Class                                           170
R6 Class                                           364

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $13.71
Institutional Class                                           $13.64
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.82
C Class                                           $13.61
R Class                                           $13.95
R6 Class                                           $13.63

Series Number: 2
For period ending 5/31/14

48)	Investor, A, C & R
First $500 million 1.750%
Next $500 million 1.400%
Over $1 billion 1.200%

Institutional
First $500 million 1.550%
Next $500 million 1.200%
Over $1 billion 1.000%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      6,710
Institutional Class                                           445
2. Dividends for a second class of open-end company shares
A Class                                           31
C Class                                           1
R Class                                           2

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1374
Institutional Class                                           $0.1682
2. Dividends for a second class of open-end company shares
A Class                                           $0.0991
C Class                                           $0.0455
R Class                                           $0.0607

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      47,752
Institutional Class                                           2,398
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           373
C Class                                           38
R Class                                           32

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $13.35
Institutional Class                                           $13.50
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.02
C Class                                           $13.05
R Class                                           $13.24

Series Number: 3
For period ending 5/31/14

48)	Investor, A, C & R
First $250 million 1.850%
Next $250 million 1.750%
Next $500 million 1.500%
Over $1 billion 1.250%

Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
Over $1 billion 1.050%

R6
First $250 million 1.500%
Next $250 million 1.400%
Next $500 million 1.150%
Over $1 billion 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      1,396
Institutional Class                                           127
2. Dividends for a second class of open-end company shares
A Class                                           31
C Class                                           3
R Class                                           2
R6 Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0310
Institutional Class                                           $0.0359
2. Dividends for a second class of open-end company shares
A Class                                           $0.0248
C Class                                           $0.0063
R Class                                           $0.0186
R6 Class                                           $0.0396

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      45,694
Institutional Class                                           3,514
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,403
C Class                                           403
R Class                                           181
R6 Class                                           3

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $8.84
Institutional Class                                           $9.06
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $8.56
C Class                                           $8.05
R Class                                           $8.68
R6 Class                                           $9.07

Series Number: 4
For period ending 5/31/14

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.150%
Over $2 billion 1.050%

Institutional
First $1 billion 1.100%
Next $1 billion 0.950%
Over $2 billion 0.850%

R6
First $1 billion 0.950%
Next $1 billion 0.800%
Over $2 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      2,865
Institutional Class                                           561
2. Dividends for a second class of open-end company shares
A Class                                           302
C Class                                           24
R Class                                           24
R6 Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0786
Institutional Class                                           $0.0860
2. Dividends for a second class of open-end company shares
A Class                                           $0.0693
C Class                                           $0.0416
R Class                                           $0.0601
R6 Class                                           $0.0915

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      36,843
Institutional Class                                           6,573
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           4,516
C Class                                           582
R Class                                           395
R6 Class                                           25

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.60
Institutional Class                                           $12.74

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.40
C Class                                           $11.44
R Class                                           $12.36
R6 Class                                           $12.75

Series Number: 7
For period ending 5/31/14

48)	Investor, A, C & R
First $250 million 2.000%
Next $250 million 1.800%
Next $500 million 1.600%
Over $1 billion 1.400%

Institutional
First $250 million 1.800%
Next $250 million 1.600%
Next $500 million 1.400%
Over $1 billion 1.200%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           420
                      Institutional Class                                                      13
           2. Dividends for a second class of open-end company shares
                      A Class                                           24
                                C Class                                            -
R Class                                                      1

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0278
                      Institutional Class                                           $0.0335
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0206
                                C Class                                            -
R Class                                           $0.0134

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      15,520
                      Institutional Class                                                      428
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,386
                                C Class                                            83
R Class                                            66

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.63
                      Institutional Class                                           $9.72
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $ 9.60
                                C Class                                            $ 9.47
R Class                                            $ 9.57

Series Number: 9
For period ending 5/31/14

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.100%
Next $1 billion 1.000%
Over $2 billion 0.900%

R6
First $1 billion 0.950%
Next $1 billion 0.850%
Over $2 billion 0.750%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           339
Institutional                                           42
                      2. Dividends for a second class of open-end company shares
                                A Class                                           304
                                C Class                                           36
                                R Class                                                      7
R6 Class                                           1

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1852
Institutional Class                                           $0.1906
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1785
C Class                                           $0.1583
R Class                                           $0.1717
R6 Class                                           $0.1946

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,132
Institutional Class                                                      177
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,677
C Class                                            252
                                R Class                                            52
R6 Class                                           3

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.44
Institutional                                            $9.44
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.47
                                C Class                                            $9.42
R Class                                            $9.42
R6 Class                                           $9.44

Series Number: 10
For period ending 5/31/14

48)                 Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
                  Next $2 billion 0.900%
                  Over $4 billion 0.850%

      R6
First $1 billion 1.150%
Next $1 billion 0.850%
                  Next $2 billion 0.750%
                  Over $4 billion 0.700%

Series Number: 11
For period ending 5/31/14

48)                 Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
                  Over $1 billion 1.050%

R6
First $250 million 1.500%
Next $250 million 1.400%
Next $500 million 1.150%
                  Over $1 billion 0.900%